FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934



Date of Report (Date of earliest
event reported):                                          July 24, 1996
                                                        -----------------


                    Zenith Electronics Corporation
                    ------------------------------
          (Exact name of registrant as specified in its charter)



     Delaware                   1-4115               36-1996520
     --------                   ------               ----------
(State or jurisdiction       (Commission File       (IRS Employer
of incorporation)             Number)               Identification No.)


    1000 Milwaukee Avenue
    Glenview, Illinois                                   60025
    ---------------------                                -----
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number,
including area code                                  (847) 391-7000
                                                     --------------

                        Not applicable
                        --------------
 (Former name or former address, if changed since last report)

Item 5.    Other Events.
           ------------

           On July 24, 1996, Mr. Albin F. Moschner resigned as president, chief executive officer and director of Zenith Electronics Corporation (the "Company"). Mr. Peter S. Willmott, a director of the Company since 1990, was named interim president and chief executive officer. A press release announcing the foregoing is attached as an exhibit hereto and the full text of the press release is incorporated herein by reference.



Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
           -------------------------------------------------------------------

           Exhibit No.          Exhibit
           -----------      ----------------

              99            Press Release dated July 24, 1996.




                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 ZENITH ELECTRONICS CORPORATION
                                 (Registrant)



                                 By: /s/ Richard F. Vitkus
                                     ------------------------
                                     Richard F. Vitkus
                                     Senior Vice President, General
                                     Counsel and Secretary



Date:  July 29, 1996

                              EXHIBIT INDEX

Exhibit No.               Exhibit
- -------------             -------------
   99                     Press Release dated July 24, 1996